UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2008

HORIZON LINES, INC.
(Exact name of registrant as specified in its Charter)

Delaware	001-3267	74-3123672

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Organization)		Identification No.)
4064 Colony Road, Suite 200
Charlotte, North Carolina 28211
(Address of Principal Executive Offices, including Zip Code)
(704) 973-7000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On April 25, 2008, Horizon Lines, Inc. (the “Company”) issued a press release announcing its financial results for the fiscal quarter ended March 23, 2008, and held a conference call to discuss its financial results for this period. A copy of the press release is filed as Exhibit 99.1 hereto and a copy of the transcript of the conference call is filed as Exhibit 99.2 hereto. Each of these exhibits is incorporated herein by reference.
     The information under Items 2.02 and 7.01 in this Current Report, and Exhibits 99.1, 99.2 and 99.3 hereto, are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall this information be deemed incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     (e) On April 24, 2008, the Compensation Committee (the “Compensation Committee”) of the Company’s Board of Directors took the following actions:
Option Grants
     The Compensation Committee approved the grant by the Company, pursuant to its Amended and Restated Equity Incentive Plan (the “Plan”), of options (the “Options”) to certain employees of the Company and its subsidiaries to purchase shares of its common stock at a purchase price of $14.63 per share (the closing price of the common stock on April 24, 2008). Charles G. Raymond, the Company’s Chairman, President and Chief Executive Officer received an Option to purchase 25,000 shares of the Company’s common stock. Each of John W. Handy, the Company’s Executive Vice President; Michael T. Avara, the Company’s Senior Vice President and Chief Financial Officer; John V. Keenan, President and Chief Operating Officer of Horizon Lines, LLC; and Brian W. Taylor, President and Chief Operating Officer of Horizon Logistics, LLC received an Option to purchase 15,000 shares of the Company’s common stock. Messrs. Raymond, Handy, Avara, Keenan and Taylor are the Company’s named executive officers (collectively, the “Named Executive Officers”). No Option is currently vested or exercisable. Each Option is scheduled to vest and become fully exercisable on April 24, 2011, provided the employee who was granted such Option is continuously employed by the Company and its subsidiaries through such date. The form of Stock Option Award Agreement for the grant of the Options under the Plan is filed as Exhibit 10.31 to the Company’s Form 10-K for the fiscal year ended December 23, 2007 and is incorporated herein by reference.
Restricted Stock Grants
     The Compensation Committee approved the grant by the Company, pursuant to the Plan, of shares of restricted stock (the “Restricted Stock”) to certain employees of the Company and its subsidiaries and approved the form of Restricted Stock Award Agreement for the grants of Restricted Stock. Mr. Raymond received a grant of 15,000 shares of Restricted Stock, and each of Messrs. Handy, Avara, Keenan and Taylor received a grant of 10,000 shares of Restricted Stock. The shares of Restricted Stock will vest in full on April 24, 2011 provided an earnings per share performance target for the preceding fiscal year of the Company is met. If such target is not met, the shares of Restricted Stock will vest in full on April 24, 2012 provided an earnings per share performance target for the preceding fiscal year of the Company is met. If such target is not met, the shares of Restricted Stock will vest in full on April 24, 2013 provided an earnings per share performance target for the preceding fiscal year of the Company is met. If such target is not met, the shares of Restricted Stock will vest in full on April 24, 2014 provided an earnings per share performance target for the preceding fiscal year of the Company is met. If the Restricted Stock has not vested by April 24, 2014, the Restricted Stock is forfeited. In order for the Restricted Stock to vest on any vesting date, the employee who was granted such Restricted Stock must have been continuously employed by the Company and its subsidiaries through such date. The form of the Restricted Stock Agreement for the grant of the Restricted Stock is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Annual Cash Incentive Plan
     The Compensation Committee established the performance measures, funding levels and percentage of base salary targets that will be used to determine awards for the Company’s fiscal year ending December 21, 2008 (“fiscal 2008”) of incentive compensation under the Company’s Annual Cash Incentive Plan (the “Cash Incentive Plan”). Information concerning the Cash Incentive Plan is included in the Compensation Discussion and Analysis section of the Company’s Proxy Statement filed with the SEC on April 18, 2008. The Company’s employees, including the Named Executive Officers, participate under the Cash Incentive Plan. The annual bonus opportunities for each participant are based on one or more Company-wide performance measures, funding levels and percentage of a participant’s base salary target, all as established by the Compensation Committee, as well as an assessment of an individual’s personal performance.
     The Company-wide performance measures established by the Compensation Committee were EBITDA and earnings per share. For this purpose, EBITDA is a non-GAAP financial measure defined as net income plus net interest expense, income taxes, depreciation and amortization.
     The funding levels established by the Compensation Committee for each participant are the following:
•	no funding unless minimum threshold performance measures are met;

•	funding of at least 50% but less than 75% of the target award opportunity if minimum threshold performance measures are obtained but target levels are not achieved;

•	funding of at least 75% but less than 100% of the target opportunity if target performance measures are achieved or exceeded;

•	funding of 100% or more of the target opportunity if the Company achieves or exceeds maximum performance measures.

     The annual target bonus amount established for the Named Executive Officers range from 50-100% of each executive’s base salary, depending on the executive’s position. The target award opportunities for the Named Executive Officers for fiscal 2008, expressed as a percentage of annual base salary, are as follows: 95% to Mr. Raymond and 70% to each of the other Named Executive Officers.
     The Compensation Committee may also adjust each individual’s payment amount in its discretion based on individual performance. After Compensation Committee approval, the incentive awards are paid as lump-sum cash distributions as soon as practicable after the end of the Company’s fiscal year.
Avara Compensation Package
     In connection with the appointment of Michael T. Avara as Senior Vice President and Chief Financial Officer of the Company, the Compensation Committee approved a compensation package for Mr. Avara, effective April 3, 2008 (the date of Mr. Avara’s appointment as Senior Vice President and Chief Financial Officer), including the following principal terms: (1) an increase in his annual base salary from $178,464 to $250,000 and (2) an increase in his annual target bonus pursuant to the Company’s Cash Incentive Plan from 50% to 70% of his annual base salary. In addition, the Company granted Mr. Avara the Options and the Restricted Stock referenced under the heading “Option Grants” and “Restricted Stock Grants” in this Item 5.02. The foregoing payments and benefits are in addition to the other employee benefits to which Mr. Avara is currently entitled.
Item 7.01 Regulation FD Disclosure
     The disclosure under Item 2.02 of this Current Report on Form 8-K is incorporated herein by reference.
SAFE HARBOR STATEMENT
     The information contained in this Current Report on Form 8-K (including the exhibits hereto) should be read in conjunction with our filings made with the Securities and Exchange Commission. This Current Report on Form 8-K (including the exhibits hereto) contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could” and similar expressions or phrases identify forward-looking statements.
     All forward-looking statements involve risk and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.
     Factors that may cause actual results to differ from expected results include: any governmental antitrust investigations or related lawsuits, our substantial debt; restrictive covenants under our debt agreements; decreases in shipping volumes; our failure to renew our commercial agreements with Maersk; rising fuel prices; labor interruptions or strikes; job related claims, liability under multi-employer pension plans; compliance with safety and environmental protection and other governmental requirements; new statutory and regulatory directives in the United States addressing homeland security concerns; the successful start-up of any Jones Act competitor; delayed delivery or non-delivery of one or more of our new vessels; increased inspection procedures and tighter import and export controls; restrictions on foreign ownership of our vessels; repeal or substantial amendment of the coastwise laws of the United States, also known as the Jones Act; escalation of insurance costs, catastrophic losses and other liabilities; the arrest of our vessels by maritime claimants; severe weather and natural disasters; our inability to exercise our purchase options for our chartered vessels; the aging of our vessels; unexpected substantial drydocking costs for our vessels; the loss of our key management personnel; actions by our stockholders; changes in tax laws or in their interpretation or application, adverse tax audits and other tax matters; and legal or other proceedings to which we are or may become subject.
     In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Form 8-K might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
     See the section entitled “Risk Factors” in our Form 10-K for the fiscal year ended December 23, 2007 and our Form 10-Q for the fiscal quarter ended March 23, 2008, each as filed with the SEC, for a more complete discussion of these risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us. Given these uncertainties, prospective investors are cautioned not to place undue reliance on such forward-looking statements.
NON-GAAP FINANCIAL MEASURES
     Items 2.02 and 7.01, and Exhibits 99.1, 99.2 and 99.3 hereto, contain the following financial measures: adjusted net income, adjusted earnings per diluted share, EBITDA on a consolidated basis and for the Company’s shipping and logistics business segments, and, to supplement the Company’s guidance for fiscal 2008, projected EBITDA on a consolidated basis and for the Company’s shipping and logistics business segments for fiscal 2008 and projected free cash flow for fiscal 2008. These are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company defines adjusted net income as net income adjusted to exclude unusual items, adjusted earnings per diluted share as adjusted net income divided by diluted shares outstanding, EBITDA as net income plus net interest expense, income taxes, depreciation and amortization and free cash flow as EBITDA adjusted to include certain unusual and certain non-cash items and net proceeds from sale of fixed assets and to exclude certain uses of cash flow.
     The Company believes that these non-GAAP financial measures provide information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on the Company’s results of operations in any particular period. Additionally, the Company uses these non-GAAP measures to evaluate its past performance and prospects for future performance. The Company also utilizes certain of these measures to compensate certain management personnel of the Company.
     The Company believes that EBITDA is a meaningful measure for investors as (i) EBITDA is a component of the measure used by the Company’s board of directors and management team to evaluate the Company’s operating performance, (ii) the senior credit facility contains covenants that require the Company to maintain certain interest expense coverage and leverage ratios, which contain EBITDA, and (iii) EBITDA is a measure used by the Company’s management team to make day-to-day operating decisions. EBITDA for the Company’s business segments is used by the Company’s internal decision makers to evaluate segment operating performance. The Company believes free cash flow provides supplemental information about the Company’s ability to fund its working capital needs and capital expenditures, and to pay interest and service debt.
     The Company also uses a non-GAAP net income measure on a per diluted share basis. The Company believes that it is important to provide per share information, in addition to absolute dollar measures, when describing its business, including when presenting non-GAAP measures.
     The financial measures adjusted net income, adjusted earnings per diluted share, EBITDA and free cash flow are not recognized terms under GAAP and do not purport to be alternatives to net income or earnings per share as a measure of earnings or free cash flow as a measure of cash flow for management’s discretionary use, as they do not consider certain cash requirements such as dividend payments and debt service requirements. Because all companies do not use identical calculations, these presentations of adjusted net income, adjusted net income per diluted share and EBITDA may not be comparable to other similarly titled measures of other companies.
     Reconciliations of the non-GAAP measures to the most directly comparable GAAP measures are provided in the press release filed as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1	Form of Restricted Stock Award Agreement.

99.1	Earnings Release of Horizon Lines, Inc. dated April 25, 2008.

99.2	Transcript of conference call held on April 25, 2008.

99.3	Earnings Release Presentation for the Fiscal Quarter Ended March 23, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC. (Registrant)

Date: April 30, 2008	By:	/s/ Michael T. Avara

Michael T. Avara, Senior Vice President and Chief Financial Officer

Exhibit Index
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
10.1	Form of Restricted Stock Award Agreement.

99.1	Earnings Release of Horizon Lines, Inc. dated April 25, 2008.

99.2	Transcript of conference call held on April 25, 2008.

99.3	Earnings Release Presentation for the Fiscal Quarter Ended March 23, 2008.